EXHIBIT D


                     FORM OF CONFIDENTIALITY AGREEMENT


                       [Letterhead of Selling Bank]


                             __________, 199_


[NAME AND ADDRESS OF BANK]
  (the "Financial Institution")


Ladies/Gentlemen:

          Reference is made to the Credit Agreement, dated as of August 5, 1992 (as heretofore amended and restated and as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Reeves Industries, Inc. and Reeves Brothers, Inc. (collectively the "Borrowers"), the several banks and financial institutions party thereto (including the undersigned, the "Banks") and Chemical Bank as agent for the Banks (in such capacity, the "Agent"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

          This letter (the "Agreement") sets forth the agreement between the Financial Institution and the undersigned, for the benefit of the Borrowers and the Banks, with respect to maintaining the confidentiality of certain non-public documentation, information and other materials obtained pursuant to the requirements of the Credit Agreement which has been identified as non-public by the Borrowers (collectively, the "Non-Public Information") to be disclosed or made available to the Financial Institution by the undersigned or the Borrowers in connection with the Financial Institution's contemplated purchase of an interest in the undersigned's Commitment and Loans under the Credit Agreement or otherwise in connection with the Credit Agreement.

          In consideration of the disclosure to the Financial Institution by the undersigned of Non-Public Information, the Financial Institution hereby agrees with the undersigned, for the benefit of the Borrowers and the Banks, that from the date hereof until the Financial Institution executes and delivers a Commitment Transfer Supplement to the Agent and such Commitment Transfer Supplement is accepted and recorded:

     1. The Financial Institution will hold all Non-Public Information confidential in accordance with customary banking procedures for handling information of this nature and in accordance with safe and sound banking practices and will refrain from using Non-Public Information for any use or commercial purpose other than in connection with the Financial Institution's contemplated purchase of an interest in the undersigned's Commitment and Loans under the Credit Agreement or otherwise in connection with the Credit Agreement, except as expressly permitted by the Credit Agreement, this Agreement or as reasonably required or requested by any Governmental Authority or representative thereof or pursuant to legal process.

     2. Unless required to do so by law, the Financial Institution will not disclose Non-Public Information to any person other than those of its directors, officers, employees, representatives and advisors as may be reasonably necessary and will advise all such persons of the confidential nature of the Non-Public Information and of the Financial Institution's obligations hereunder.

     3. If the Financial Institution does not purchase an interest in the undersigned's Commitment and Loans under the Credit Agreement, the Financial Institution will return all Non-Public Information and copies thereof in their possession to the undersigned as promptly as practicable.

     4. This Agreement shall in no way be deemed to require the disclosure or making available to the Financial Institution of any documentation, information or other material, which shall be solely in the discretion of the undersigned but subject to the requirements of the Credit Agreement in that regard.

     5. The provisions of this Agreement shall not apply to any information or material (including Non-Public Information) which (a) is or becomes known to the public generally through no wrongful act of the Financial Institution, its directors, officers, employees, representatives and advisors, (b) is, to the best of the Financial Institution's knowledge when such information is received, rightfully received from a third party without breach of any binding obligation of confidentiality to the Borrowers, (c) is approved for release by written authorization of the Borrowers, or
          (d) was in the Financial Institution's rightful possession or that of the Financial Institution's directors, officers, employees, representatives and advisors at the time of disclosure hereunder.

     6. This Agreement shall be binding upon the parties hereto, shall inure to the benefit of the parties hereto, the Borrowers and the Banks and their respective successors, and shall not be assigned by the Financial Institution without the written consent of the Borrowers and the undersigned.

     7. The undersigned makes no warranty, expressed or implied, regarding the accuracy, completeness or usefulness of Non-Public Information, and the Financial
          Institution shall consider and use such Non-Public
          Information solely at its own risk and discretion.

     8. All provisions of this Agreement shall be binding and take effect from the date the Financial Institution signs this Agreement.

     9.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE
          OF NEW YORK.

     10. This Agreement may be modified only by a written amendment executed by both parties.

          If the foregoing is accepted and agreed to by the Financial Institution, then please acknowledge that this Agreement is binding on the Financial Institution by signing and returning to the undersigned the attached copy of this Agreement.

                              Very truly yours,

                              [NAME OF SELLING BANK]


                              By______________________________
                                Name:
                                Title:

Accepted and Agreed to this
____ day of _________, 199_

[NAME OF FINANCIAL INSTITUTION]


By_________________________
  Name:
  Title: